SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K
           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                   November 20, 2001 (November 20, 2001)
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              Date of Report (Date of earliest event reported)


                Artemis International Solutions Corporation
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           (Exact Name of Registrant as Specified in its Charter)


        Delaware             000-29793                 13-4023714
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  (State or Other       (Commission File No.)         (I.R.S. Employer
  Jurisdiction of                                      Identification
  Incorporation)                                       No.)


         39 West 13th Street
             New York, NY                           10011
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       (Address of Principal                      (Zip Code)
       Executive Offices)


                               (212) 687-6787
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            (Registrant's telephone number, including area code)


                            Opus360 Corporation
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       (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events

         Except as expressly indicated or unless the context otherwise requires, "Artemis International", "we", "our", or "us" means Artemis International Solutions Corporation, a Delaware corporation, and its subsidiaries.

         Reference is made to that certain Share Exchange Agreement by and between us and Proha Plc, a Finnish corporation ("Proha"), dated as of April 11, 2001, as amended by the First Amendment, dated as of July 10, 2001 (the "Share Exchange Agreement").

         As required under the Share Exchange Agreement, on November 20, 2001, our stockholders approved amendments to our amended and restated Certificate of Incorporation (1) increasing the number of shares of capital stock authorized to 525,000,000 shares, comprised of 500,000,000 shares of common stock and 25,000,000 shares of preferred stock and (2) changing our name to Artemis International Solutions Corporation from Opus360 Corporation.

         On November 20, 2001, we issued a press release announcing that our stockholders approved the amendments to our Certificate of Incorporation discussed above and that the second closing contemplated under the previously announced Share Exchange Agreement was consummated on November 20, 2001.

         The transaction contemplated under the Share Exchange Agreement was completed through a two-step process. The first step, the operational combination, was accomplished on July 31, 2001. A press release announcing the completion of the first step was released on July 31, 2001, and a Current Report on Form 8-K regarding the event was filed by us on August 13, 2001.

         The second closing occurred on November 20, 2001. At the second closing, Proha received approximately 125.5 million shares of our common stock in return for completing the transfer of the historical Artemis businesses and for a 19.9% interest in certain Proha subsidiaries. Proha now owns approximately 80% of the outstanding common stock of Artemis International.

         A copy of the certificate of amendment to our amended and restated Certificate of Incorporation is attached as Exhibit 3.1 and is incorporated herein by reference. A copy of the November 20, 2001 press release is attached as Exhibit 99.1 and is incorporated herein by reference. A copy of the Share Exchange Agreement was included as Exhibit 2.1 on the Current Report on Form 8-K filed by us on April 12, 2001. A copy of the First Amendment was included as Exhibit 2.1 on the Current Report on Form 8-K filed by us on July 12, 2001.

         The Share Exchange Agreement and the press release regarding the first closing are incorporated herein by reference and the foregoing descriptions of such documents and transactions contemplated therein are qualified in their entirety by reference to such exhibits. Each press release should be read in conjunction with the Note Regarding Forward Looking Statements which is included in the text of the press release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         Exhibit 3.1 Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Opus360 Corporation, dated as of November 20, 2001.

         Exhibit 99.1 Press Release dated November 20, 2001: Artemis International Solutions Corporation Announces Results of Special Meeting.

                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ARTEMIS INTERNATIONAL CORPORATION


                                            By: /s/ Jeanne M. Murphy
                                               ---------------------
                                            Name:    Jeanne M. Murphy
                                            Title:   Executive Vice President
                                                        and General Counsel

Date:  November 20, 2001



                               EXHIBIT INDEX


Exhibit No.                Description

         Exhibit 3.1 Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Opus360 Corporation, dated as of November 20, 2001.

         Exhibit 99.1 Press Release dated November 20, 2001: Artemis International Solutions Corporation Announces Results of Special Meeting.